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                                                                       EXHIBIT 1

                          REEBOK INTERNATIONAL LTD.

                    $100,000,000 ___% Debentures Due 2005

                            UNDERWRITING AGREEMENT
                            ----------------------


                                                              September __, 1995


CS FIRST BOSTON CORPORATION,
 As Representative ("Representative") of the
 Several Underwriters named in Schedule A hereto,
  Park Avenue Plaza,
  New York, N.Y.  10055


Ladies and Gentlemen:

     1. Introductory. Reebok International Ltd., a Massachusetts corporation ("Company"), proposes to issue and sell $100,000,000 principal amount of its ___% Debentures Due 2005 ("Securities") to the Underwriters named in Schedule A hereto ("Underwriters"), to be issued under an indenture, dated as of September 15, 1988, as amended and restated by the First Supplemental Indenture, dated as of January 22, 1993 (as so amended and restated, "Indenture"), between the Company and Citibank, N.A., as Trustee. The Company hereby agrees with the Underwriters as follows:

     2. Representations, Warranties and Agreements of the Company. The Company represents and warrants to, and agrees with, the Underwriters that:

           (a)   A registration statement on Form S-3 (File No. 33-      ),
     including a preliminary form of prospectus, relating to the Securities has been filed with the Securities and Exchange Commission ("Commission") and either (i) has been declared effective under the Securities Act of 1933, as amended ("Act"), and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment.
     If such registration statement ("initial registration statement") has been declared effective, either (i) an additional registration statement ("additional registration statement") relating to the Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (ii) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Securities will

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     all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Underwriting Agreement ("Agreement"), the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c)("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (i) if the Company has advised the Representative that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (ii) if the Company has advised the Representative that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representative that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b) is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are herein referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, including all material incorporated by reference in such


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     prospectus, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

           (b) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (i) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act, the Trust Indenture Act of 1939 ("Trust Indenture Act") and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) on the date of this Agreement the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included and at all times subsequent thereto up to and at the Closing Date (as defined below), each Registration Statement and the Prospectus and any amendments or supplements thereto will conform, in all respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement and at all times subsequent thereto up to and at the Closing Date, the Initial Registration Statement and the Prospectus and any amendments or supplements thereto will conform in all respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

           (c) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of The Commonwealth of Massachusetts with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Registration

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     Statements; each of the Company's operating subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; each of the Company and its subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries taken as a whole ("Material Adverse Effect"); all of the issued and outstanding capital stock of each operating subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects; each of the Company and its subsidiaries is, and at the Closing Date will be, in possession of and operating in compliance with all licenses, certificates and permits from state, federal and other regulatory authorities which are material to the conduct of its business (except where the failure to possess such licenses, certificates and permits would not have a Material Adverse Effect), all of which are valid and in full force and effect; the Company is not in violation of its Restated Articles of Organization, as amended to date, or by-laws, as currently in effect; no subsidiary of the Company is in violation of its charter or by-laws, as currently in effect; neither the Company nor any of its subsidiaries is in breach of or default, except as set forth in the Prospectus, in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note or other evidence of indebtedness or in any lease, contract or other agreement or instrument to which the Company or any such subsidiary is a party or by which any of them or any of their respective properties may be bound (including without limitation the agreements described in the Prospectus) or in violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court or governmental agency or body, except for such breaches, defaults or violations which, in the aggregate, would not have a Material Adverse Effect.

           (d) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Securities by the Company, except such as have been obtained and made under the Act and the Trust Indenture Act and such as may be required under state securities laws.

           (e) The Company has full legal right, power and authority to enter into this Agreement and perform the transactions contemplated hereby; this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the indemnification and contribution provisions hereunder may be limited by applicable law and except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equi-

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     table principles.

           (f) The execution, delivery and performance of the Indenture and this Agreement and the consummation of the transactions therein and herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) the Restated Articles of Organization, as amended to date, or by-laws of the Company, as currently in effect, or the charter or by-laws of any subsidiary of the Company, as currently in effect; (ii) any material indenture, mortgage, deed of trust, loan agreement, bond, debenture, note or other evidence of indebtedness or any material lease, contract or other agreement or instrument to which the Company of any of its subsidiaries is a party or by which any of them or any of their respective properties may be bound; or
     (iii) any law or any order, rule or regulation of any governmental agency or body or any court having jurisdiction over the Company or any of its subsidiaries or over the properties of the Company or any of its subsidiaries.

           (g) Except as set forth in the Prospectus, there is not any pending or, to the Company's knowledge, any threatened action, suit, claim or proceeding before any court or governmental agency or body or otherwise against the Company, any of the Company's subsidiaries or any of their respective officers or any of their respective properties, assets or rights which would result in any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries taken as a whole or have a material adverse effect on the properties, assets or rights of the Company and its subsidiaries taken as a whole or prevent consummation of the transactions contemplated herein or in the Indenture; and there are no contracts or documents of the Company or any of its subsidiaries that are required to be described in the Prospectus or to be filed as exhibits to a Registration Statement by the Act, the Trust Indenture Act or by the Rules and Regulations which have not been accurately described in all material respects in the Prospectus or filed as exhibits to a Registration Statement, or both, as the case may be.

           (h) Ernst & Young, LLP, who have audited the financial statements, together with the related schedules and notes, of the Company and its subsidiaries filed with the Commission as a part of each Registration Statement, some of which are included in the Prospectus, are, to the best of the Company's knowledge, independent accountants within the meaning of the Act and the Rules and Regulations; the audited financial statements of the Company and its subsidiaries, together with the related schedules and notes, forming part of each Registration Statement and Prospectus, fairly present the financial position and the results of operations of the Company at the respective dates and for the respective periods to which they apply; all audited financial statements of the Company and its subsidiaries, together with the related schedules and notes, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as may be otherwise stated therein; the selected financial data included in each Registration Statement present fairly the information shown therein and have been compiled on a basis substantially consistent with the financial statements presented therein; and no other financial state-

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     ments or schedules or notes are required to be included in the Registration
     Statements.

           (i) Subsequent to the respective dates as of which information is given in each Registration Statement and the Prospectus, except as set forth therein or in the letter referred to in Section 6(a) below, there has not been or occurred (i) any material adverse change in the business, property or assets described or referred to in each Registration Statement or the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries taken as a whole,
     (ii) any transaction which is material to the Company and its subsidiaries taken as a whole, except transactions in the ordinary course of business,
     (iii) any obligation, direct or contingent, incurred by the Company or any of its subsidiaries which is material to the Company and its subsidiaries taken as a whole, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of the Company or any of its subsidiaries which is material to the Company and its subsidiaries taken as a whole or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company.

           (j) Except as otherwise stated in the Prospectus, (i) each of the Company and its subsidiaries has good and marketable title to all properties and material assets described in the Prospectus as owned by it, free and clear of any pledge, lien, charge, security interest, encumbrance, restriction, claim or equitable interest other than such as are not material to the business of the Company, (ii) each of the Company and its subsidiaries has sufficient interests in its properties and other assets to conduct its business as currently conducted and as proposed to be conducted and (iii) any agreements to which the Company or any of its subsidiaries is a party described in the Prospectus are valid agreements, enforceable in accordance with their terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles and, to the best knowledge of the Company or such subsidiary, the other contracting party or parties thereto are not in breach or default under any of such agreements, except, with respect to this Section 2.(j)(iii), where the failure of such agreements to be valid and enforceable or the occurrence of such breaches or defaults, when taken in the aggregate, would not have a Material Adverse Effect.

           (k) No labor disturbance by the employees of the Company or any of its subsidiaries exists or to the best of the Company's knowledge, is imminent; the Company is not aware of any existing or imminent labor disturbance by the employees of any principal supplier, manufacturer, authorized dealer or distributor that might be expected to result in any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company.

           (l) The Company owns or possesses adequate rights to use all material patents, patent rights, inventions, trade secrets, know-how, trademarks, service

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     marks, trade names and copyrights described or referred to in the
     Prospectus as owned or used by it and which are material to the conduct of its business as described in the Prospectus; except as described in the Prospectus, the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

           (m) The Company has not distributed and will not distribute any prospectus or other offering materials in connection with the offering and sale of the Securities other than any related preliminary prospectus and the Prospectus or other material permitted by the Act.

           (n) The Indenture has been duly authorized and, if the Effective Time of a Registration Statement is prior to the execution and delivery of this Agreement, has been or otherwise upon such Effective Time will be duly qualified under the Trust Indenture Act with respect to the Securities registered thereby; the Securities have been duly authorized; and when the Securities are delivered and paid for pursuant to this Agreement on the Closing Date (as defined below), the Indenture will have been duly executed and delivered, such Securities will have been duly executed, authenticated, issued and delivered and will conform to the statements relating thereto contained in each Registration Statement, the Prospectus and the Indenture and such Securities will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

           (o) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

           (p) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes and the Company agrees to comply with such Section if prior to the completion of the distribution of the Securities it commences doing such business.

     3. Purchase, Sale and Delivery of Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of __% of the principal amount thereof plus accrued interest from

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_______, 1995 to the Closing Date (as defined below), the respective principal amounts of Securities set forth opposite the name of such Underwriter in Schedule A hereto.

     The Company will deliver against payment of the purchase price the Securities in the form of one or more permanent global Securities in definitive form (the "Global Securities") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent Global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Prospectus. Payment for the Securities shall be made by the Underwriters [by certified or official bank check or checks in New York Clearing House (next day) funds] [in Federal (same day) funds by wire transfer to an account previously designated to the Representative by the Company at a bank acceptable to the Representative] drawn to the order of the Company at the Boston offices of Skadden, Arps, Slate, Meagher & Flom, at 10:00 A.M., (New York time), on the third full business day following the date of this Agreement, or at such other time not later than seven full business days thereafter as the Representative and the Company determine, such time being herein referred to as the "Closing Date", against delivery to the Trustee as custodian for DTC of the Global Securities representing all of the Securities. The Global Securities will be made available for checking at such office of the Representative or other location as the Representative may reasonably request at least 24 hours prior to the Closing Date.

     4. Offering by Underwriters. It is understood that the Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

     5. Certain Additional Agreements of the Company. The Company agrees with the Underwriters that:

           (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by the Representative, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Company will advise the Representative promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by the Representative.

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           (b)   The Company will advise the Representative promptly of
     any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without the Representative's consent; and the Company will also advise the Representative promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

           (c) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify the Representative of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Representative's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

           (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

           (e) The Company will furnish to the Representative copies of each Registration Statement (two of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as delivery of a prospectus relating to the Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Representative requests. The Prospectus shall be so furnished on or prior to 10:00 A.M., New York time, on the business day following the

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      later of the execution and delivery of this Agreement or the Effective
      Time of the Initial Registration Statement. All other documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

           (f) The Company will arrange for the qualification of the Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions as the Representative designates and will continue such qualifications in effect so long as required for the distribution. In each jurisdiction in which the Securities shall have been qualified as above provided, the Company will make and file such statements and reports in each year as are or may be reasonably required by the laws of such jurisdiction, except that such registration or qualification shall not be required in any jurisdiction in which the Company would, as a condition to such qualification, be required to file a general consent to service of process.

           (g) During the period of two years hereafter, the Company will furnish to the Representative and, upon request, to each of the other Underwriters, (i) concurrently with furnishing such reports to its stockholders, quarterly reports of operations of the Company for each of the first three quarters in the form furnished to the Company's stockholders; (ii) concurrently with furnishing such reports to its stockholders, annual reports of the Company as of the end of each fiscal year (including financial statements audited by independent public accountants); (iii) as soon as they are available, copies of all other reports (financial or other) furnished to stockholders; (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, any securities exchange or the National Association of Securities Dealers, Inc. ("NASD"); (v) every material press release and every material news item or article in respect of the Company or its affairs (in each case, only to the extent such press release, news item or article relates to the financial condition or results of operations of the Company) which was released or prepared by or on behalf of the Company; and (vi) any additional information of a public nature concerning the Company or its business which the Representative may reasonably request.

           (h) The Company will apply the net proceeds of the offering and sale of the Securities in the manner set forth in the Prospectus under the caption "Use of Proceeds".

           (i) The Company will pay all expenses incident to the performance of its obligations under this Agreement and will reimburse the Underwriters for any filing fees and other expenses (including fees and disbursements of counsel) incurred by them in connection with qualification of the Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions as the Representative designates and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Securities, for any filing fee of the NASD relating to the Securities, for

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     any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Securities and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

     6. Conditions of the Obligations of the Underwriters. The obligations of the Underwriters to purchase and pay for the Securities will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

           (a) The Representative shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the date of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Ernst & Young LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating in effect that:

                 (i) in their opinion the financial statements and schedules examined by them and included in the Registration Statements comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                 (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

                 (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to the attention that caused them to believe that:

                 (A) the unaudited financial statements included in the Registration Statements do not comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                 (B) the unaudited consolidated net sales, net income and net income per share amounts for the six-month period ended June 30, 1995 included in the Prospectus do not agree with the amounts set forth in the unaudited consolidated financial statements for that same period or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements of income;

                 (C) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than five days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                 (D) for the period from the closing date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in consolidated net sales, net operating income, consolidated net income or in the ratio of earnings to fixed charges, except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                 (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

           For purposes of this Section 6(a), (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and
     (iii) "Prospectus" shall mean the prospectus included in the Registration Statements. All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statements for purposes of this Section 6(a).

           (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by the Representative. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by the Representative. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to the Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Representative, shall be contemplated by the Commission.

           (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries which, in the judgment of a majority in interest of the Underwriters including the Representative, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating; (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representative, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Securities.

           (d) The Representative shall have received an opinion, dated the Closing Date, of Ropes & Gray, counsel for the Company, to the effect that:

                 (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of The Commonwealth of Massachusetts, with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus;

                 (ii) The Indenture has been duly authorized, executed and delivered and has been duly qualified under the Trust Indenture Act; the Securities delivered on the Closing Date have been duly authorized, executed, authenticated, issued and delivered and conform to the statements relating thereto contained in each Registration Statement, the Prospectus and the Indenture; and the Indenture and the Securities delivered on the Closing Date constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                 (iii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Securities by the Company, except such as have been obtained and made under the Act and the Trust Indenture Act and such as may be required under state securities laws;

                 (iv) The Company has full legal corporate power and authority to enter into this Agreement and consummate the transactions contemplated hereby; this Agreement has been duly authorized, executed and delivered by the Company;

                 (v) The execution, delivery and performance of the Indenture and this Agreement and the consummation of the transactions therein and herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) the Restated

           Articles of Organization, as amended to date, or by-laws of the Company, as currently in effect, or the charter or by-laws of any subsidiary of the Company, as currently in effect; (B) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note or other evidence of indebtedness or any lease, contract or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or any of their respective properties may be bound, in each case filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 1994; or (C) any law or any order, rule or regulation of any governmental agency or body or any court having jurisdiction over the Company or any of its subsidiaries or over the properties of the Company or any of its subsidiaries; and

                 (vi) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statements (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the Rules and Regulations; in the course of the preparation by the Company of the Registration Statements and the Prospectus, such counsel has participated in discussions with your representatives and those of the Company and its independent accountants in which the business and affairs of the Company and the contents of the Registration Statements and the Prospectus were discussed, and on the basis of information that such counsel has gained in the course of their representation of the Company in connection with the Company's preparation of the Registration Statements and the Prospectus and the participation of such counsel in the discussions referred to above, nothing has come to the attention of such counsel that has caused such counsel to believe that any part of a Registration Statement or any amendment thereto, as of its effective date or as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of the Closing Date, contained any untrue statement or a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the description in the Registration Statements and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and such counsel do not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statements or the Prospectus.

           (e) The Representative shall have received an opinion, dated the Closing Date, of John B. Douglas III, Senior Vice President and General Counsel of the Company, to the effect that:


                 (i) Each of the Company's operating subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction or incorporation;

                 (ii) Each of the Company and its subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

                 (iii) All of the issued and outstanding capital stock of each operating subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable, and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects; and

                 (iv) The Company owns or processes adequate rights to use all material patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names and copyrights described or referred to in the Prospectus as owned or used by it and which are material to the conduct of its business as described in the Prospectus; except as described in the Prospectus, the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

           (f) The Representative shall have received from Skadden, Arps, Slate, Meagher & Flom, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the organization of the Company, the validity of the Securities delivered on the Closing Date, the Registration Statements, the Prospectus and other related matters as the Representative may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Skadden, Arps, Slate, Meagher & Flom may rely as to the organization of the Company and the validity of the Securities upon the opinion of Ropes & Gray referred to above.

           (g) The Representative shall have received a certificate, dated the Closing Date, of (i) the Chief Financial Officer and (ii) the Treasurer or any Vice President of the Company in which such officers shall state that, to the best of their knowledge after reasonable investigation, the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Closing Date, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, that no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission, that the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter and that, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

           (h) The Representative shall have received a letter, dated the Closing Date, of Ernst & Young LLP which meets the requirements of Section 6(a) hereof, except that the specified date referred to in Section 6(a) hereof will be a date not more than five days prior to the Closing Date for the purposes of this Section 6(h).

The Company will furnish the Representative with such conformed copies of such opinions, certificates, letters and documents as the Representative reasonably requests. The Representative may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder.

     7.    Indemnification and Contribution.

           (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof.

           (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of are based upon the omission or the alleged omission to state therein a material fact required to be stated herein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each
     Underwriter: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Underwriters, the legend concerning over-allotments and stabilizing on the inside front cover page and the concession and reallowance figures appearing in the third paragraph under the caption "Underwriting".

           (c)   Promptly after receipt by an indemnified party under this
     Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under

     Section 7(a) or 7(b), notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under Section 7(a) or 7(b). In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this
     Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes and unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

           (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under
     Section 7(a) or 7(B), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 7(a) or 7(b) (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one had and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
     (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducing expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact of the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 7(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this Section 7(d). Notwithstanding the provisions of this Section 7(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 7(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

           (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who control any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 7 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

     8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Securities hereunder on the Closing Date and the aggregate principal amount of Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of Securities that the Underwriters are obligated to purchase on the Closing Date, the Representative may make arrangements satisfactory to the Company for the purchase of the Securities by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Securities that such defaulting Underwriters agreed but failed to purchase on the Closing Date. If any Underwriter or Underwriters so default and the aggregate principal amount of Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of Securities that the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to the Representative and the Company for the purchase of the Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 9. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 8. Nothing herein will relieve a defaulting Underwriter from liability for its default.

     9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and the Underwriters set forth in or made pursuant to this

Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Underwriters pursuant to Section 7 shall remain in effect, and if any Securities have been purchased hereunder the representations and warranties in
Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or
(v) of Section 6(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Securities.

     10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered, telecopied or telegraphed and confirmed to the Representative at Park Avenue Plaza, New York, N.Y. 10055,
Attention: Investment Banking Department - Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered, telecopied or telegraphed and confirmed to it at Reebok International Ltd., 100 Technology Center Drive, Stoughton, Massachusetts 02072, Attention: General Counsel; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered, telecopied or telegraphed and confirmed to such Underwriter at its address set forth on Schedule A hereto.

     11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

     12. Representation of Underwriters. The Representative will act for the Underwriters in connection with this financing, and any action under this Agreement taken by the Representative will be binding upon all the Underwriters.

     13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

     The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     If the foregoing is in accordance with the Representative's understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the Underwriters in accordance with its terms.

                                       Very truly yours,

                                       REEBOK INTERNATIONAL LTD.


                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:


The foregoing Underwriting Agreement
is hereby confirmed and accepted as of
the date first above written.

CS FIRST BOSTON CORPORATION


By
  ---------------------------------------
  Name:
  Title:


Acting on behalf of itself and
as the Representative of the several Underwriters.

                                  SCHEDULE A

                                                  Principal Amount of Securities
                                                  ------------------------------


Underwriter
- -----------

CS First Boston Corporation                                     $







                                                                ------------
     Total                                                      $100,000,000
                                                                ============